ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund
(the “Fund”)

Supplement dated March 15, 2022
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective on or about the close of business on March 18, 2022, the portfolio management team responsible for the Fund’s Equity Strategy will transition from the Fund’s Sub-Subadviser, Geode Capital Management, LLC (“Geode”), to the Fund’s Subadviser, FIAM LLC.
Accordingly, effective on or about the close of business on March 18, 2022, Geode will no longer serve as Sub-Subadviser to the Fund, and all references to Geode in the prospectus and SAI will be deleted. The Fund’s Equity Strategy portfolio managers will continue to serve as portfolio managers to the Equity Strategy but will be employed by FIAM LLC.

  AZL-008-0421